Exhibit 10.3

FOUNDER HOLDERS FORFEITURE AGREEMENT

December 29, 2020

dMY Technology Group, Inc.

1180 North Town Center Drive, Suite 100

Las Vegas NV 89144

Rush Street Interactive GP, LLC

900 N. Michigan Avenue, Suite 1600

Chicago, Illinois 60611

Attention: Neil Bluhm, Greg Carlin

Email: neilb@lambll.com, gcarlin@rushst.com

Re: Forfeiture of Founder Holders’ Buyer Class A Common Stock

Ladies and Gentlemen:

Reference is made to that certain Business Combination Agreement, dated as of July 27, 2020, by and among dMY Technology Group, Inc., a Delaware corporation (the “Buyer”), Rush Street Interactive, LP, a Delaware limited partnership (the “Company”), dMY Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), the sellers set forth on the signatures pages thereto (collectively, the “Sellers” and each, a “Seller”) and Rush Street Interactive GP, LLC, in its capacity as the Sellers’ Representative thereunder (in such capacity, the “Sellers’ Representative”), as amended by that certain Amended & Restated Business Combination Agreement, dated as of October 9, 2020, by and among the Buyer, the Company, the Sponsor, the Sellers and the Sellers’ Representative (as may be further amended, restated, amended and restated, modified, or supplemented from to time, the “Combination Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Combination Agreement.

In order to induce the Company, the Buyer and the Sellers to consummate the transactions contemplated by the Combination Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer, Sponsor, Darla Anderson (“Anderson”), Francesca Luthi (“Luthi”), Charles E. Wert (“Wert” and together with Sponsor, Anderson and Luthi, the “Founder Holders”), and the Sellers’ Representative hereby agree to enter into this letter agreement (this “Letter Agreement”), and hereby agree as follows:

1. Forfeiture by Founder Holders.

(a) On the date on which the Company Transaction Expenses are finally determined in accordance with Section 2.3 of the Combination Agreement, up to one million two hundred five thousand nine hundred thirty-seven (1,205,937) shares of Buyer Class A Common Stock held by, or beneficially owned by, the Founder Holders, consisting of two hundred fifty-four thousand three hundred sixty-one (254,361) Founder Holders Earnout Shares and nine hundred fifty-one thousand five hundred seventy-six (951,576) shares of Buyer Class A Common Stock that are not Founder Holders Earnout Shares (collectively, the “Founder Holders Forfeiture Shares” and each Founder Holder’s portion of the Founder Holders Forfeiture Shares (determined on a Pro Rata Basis), the “Applicable Founder Holder’s Forfeiture Shares”), shall be automatically forfeited by the Founder Holders to the Buyer for no consideration and automatically cancelled in accordance with Section 1(b) and Section 2.

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(b) Notwithstanding anything herein to the contrary, (i) any Founder Holders Forfeiture Shares forfeited pursuant to Section 2 shall be forfeited among the Founder Holders on a Pro Rata Basis, and (ii) with respect to a given Founder Holder, (x) 21.09 of the Founder Holders Forfeiture Shares forfeited pursuant to Section 2 shall be Founder Holders Earnout Shares and (y) the remainder of the Founder Holders Forfeiture Shares forfeited pursuant to Section 2 shall be shares of Buyer Class A Common Stock. Any Founder Holders Forfeiture Shares forfeited pursuant to this Section 1(b) shall be cancelled for no consideration and any certificates representing such Founder Holders Forfeiture Shares so forfeited shall be cancelled; provided, that to the extent any such certificate represents shares in addition to a Founder Holders Forfeiture Share, which shares are not forfeited pursuant to the terms hereof, the Company shall reissue such certificate with respect to the shares not so forfeited.

2. Calculation of Forfeited Founder Holders Forfeiture Shares. The number of Founder Holders Forfeiture Shares to be forfeited by the Founder Holders in accordance with Section 1(b) shall be calculated as follows:

(a) if the sum of (i) Aggregate Available Cash as determined as of 11:59 p.m. New York time on the Post-Closing Financing End Date plus (ii) the amount, if any, by which Company Transaction Expenses exceeded the Company Transaction Expense Cap (as finally determined in accordance with Section 2.3 of the Combination Agreement) (such sum, the “Total Measureable Cash Amount”) is less than or equal to one hundred sixty million dollars ($160,000,000), then one hundred percent (100%) of the Founder Holders Forfeiture Shares shall be automatically forfeited by the Founder Holders (on a Pro Rata Basis in accordance with Section 1(b)) to the Buyer for no consideration and canceled;

(b) if the Total Measureable Cash Amount is greater than one hundred sixty million dollars ($160,000,000), but less than two hundred forty-five million dollars ($245,000,000), then that number of Founder Holders Forfeiture Shares equal to (i) the Total Measureable Cash Forfeiture Percentage multiplied by (ii) the total number of Founder Holders Forfeiture Shares shall be automatically forfeited by the Founder Holders (on a Pro Rata Basis in accordance with Section 1(b)) to the Buyer for no consideration and canceled; and

(c) if the Total Measureable Cash Amount is equal to or greater than two hundred forty-five million dollars ($245,000,000), then none of the Founder Holders Forfeiture Shares shall be forfeited by the Founder Holders.

3. Definition of “Total Measurable Cash Forfeiture Percentage.” For purposes of this Letter Agreement, “Total Measureable Cash Forfeiture Percentage” means quotient of, represented as a percentage, (i) the difference of (x) two hundred forty-five million dollars ($245,000,000) minus (y) the Total Measureable Cash Amount divided by (ii) eighty-five million dollars ($85,000,000); provided that in no event may the Total Measureable Cash Forfeiture Percentage be less than zero percent (0%) or exceed one hundred percent (100%).

4. Transfer. Prior to the final determination of the number of Founder Holders Forfeiture Shares to be forfeited in accordance with this Agreement (if any), the Founder Holders shall not, directly or indirectly, transfer or otherwise dispose of any of the Founder Holders Forfeiture Shares, other than as may be expressly permitted by the Investor Rights Agreement and the Buyer A&R Certificate of Incorporation.

5. Founder Holder Representations. Each Founder Holder (as to itself and not any other Founder Holder), severally and not jointly, hereby represents and warrants to the Buyer and the Sellers’ Representative, as of the date hereof, that such Founder Holder owns, and holds of record, all of such Founder Holder’s Applicable Founder Holder’s Forfeiture Shares, free and clear of all Liens, other than Securities Liens and such Liens and other obligations imposed by applicable securities Laws, the Combination Agreement, the Buyer A&R Certificate of Incorporation, the Buyer A&R Bylaws and the Investor Rights Agreement.

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6. Assignment. No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of each of the other parties hereto. Any purported assignment in violation of this Section 6 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Buyer and the Founder Holders and their respective successors and assigns.

7. Notices. Any notice, consent, or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be given to the Buyer and the Sellers’ Representative in accordance with Section 11.4 of the Combination Agreement, and to the Founder Holders in accordance with the notice information set forth on such Founder Holder’s signature page hereto; in each case, unless a party otherwise specifies a different address in a writing delivered to the other parties hereto.

8. Amendments. No amendment of any provision of this Letter Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver of any provision or condition of this Letter Agreement shall be valid unless the same shall be in writing and signed by the party against which such waiver is to be enforced. No waiver by any party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

9. Miscellaneous. Section 11.2 (Waiver of Remedies; Survival of Representations and Warranties), Section 11.8 (Entire Agreement), Section 11.9 (Counterparts; Electronic Delivery), and Section 11.10 (Governing Law; Waiver of Jury Trial; Jurisdiction) of the Combination Agreement are hereby incorporated into this Letter Agreement, mutatis mutandis, as though set out in their entirety in this Section 9.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

BUYER:

DMY TECHNOLOGY GROUP, INC.

By:	/s/ Niccolo de Masi
Name:	Niccolo de Masi
Title:	Chief Executive Officer

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

SELLERS’ REPRESENTATIVE:

RUSH STREET INTERACTIVE GP, LLC

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Chief Executive Officer

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

DMY SPONSOR, LLC

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Managing Director

NOTICE INFORMATION:

Address:	1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144

Niccolo de Masi
Attention:
niccolo@dmytechnology.com
Email:
with a copy (not to constitute notice to): 1221 Avenue of the Americas New York, NY 10020 Attention: Joel Rubenstein; Elliott Smith Email: joel.rubenstein@whitecase.com; elliott.smith@whitecase.com

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

/s/ Darla Anderson
Name:	Darla Anderson

NOTICE INFORMATION:

Address:	4478 Paradise Drive
Tiburon, CA 94920

darlakanderson@gmail.com
Email:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

/s/ Francesca Luthi
Name:	Francesca Luthi

NOTICE INFORMATION:

Address:	7 Red Hawk Lane
Park City, UT 84098

francesca.luthi@gmail.com
Email:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

/s/ Charles E. Wert
Name:	Charles E. Wert

NOTICE INFORMATION:

Address:	237 Via Ithaca
Newport Beach, CA 92663

Email:

[Signature Page to Founder Holders Forfeiture Agreement]

ACKNOWLEDGED AND AGREED:

/s/ Harry L. You
Harry L. You

[Signature Page to Founder Holders Forfeiture Agreement]

ACKNOWLEDGED AND AGREED:

/s/ Niccolo de Masi
Niccolo de Masi

[Signature Page to Founder Holders Forfeiture Agreement]